UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2016

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	001-11257	22-1895850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

See Item 7.01 below.

Item 7.01. Regulation FD Disclosure.

On April 22, 2016, in connection with its proxy solicitation for proposals to be voted on at Special Meeting of Shareholders of Checkpoint Systems, Inc. (“Checkpoint” or the “Company”) on May 11, 2016, representatives of the Company presented to ISS Proxy Advisory Services, a branch of Institutional Shareholder Services Inc., the information described in the slides furnished with this report as Exhibit 99.1.

During the presentation, George Babich, Jr., President and Chief Executive Officer of the Company, stated that “It has been my expectation that 2016 would be a very challenging year and, in fact, when we report on May 6, first quarter 2016 results will be significantly below prior year and well below our expectations.”

The information provided under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into Item 7.01 hereof, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Additional Information

A special shareholder meeting will be held on May 11, 2016, in order to obtain shareholder approval in connection with the proposed merger between the Company and CCL Industries Inc. (“CCL”). On April 8, 2016, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A in connection with the proposed merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials filed by the Company with the SEC carefully and in their entirety because they contain important information about the Company, CCL and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Checkpoint with the SEC at the SEC’s website at www.sec.gov, at Checkpoint’s website at http://us.checkpointsystems.com or by sending a written request to the Company at 101 Wolf Drive, PO Box 188, Thorofare, New Jersey, Attention: General Counsel.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed merger is set forth in the Company’s definitive proxy statement for its special shareholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger is set forth in the definitive proxy statement.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain shareholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated as of March 1, 2016, by and among CCL, CCL Industries USA Corp., a Pennsylvania and wholly owned subsidiary of CCL, and the Company (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, the Company shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 27, 2015, which is available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01(d) Exhibits

Exhibit Number	Description

99.1	PowerPoint slide presentation, dated April 22, 2016, relating to certain proxy matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: April 22, 2016	By:	/s/ Bryan T.R. Rowland
Bryan T.R. Rowland
Vice President, General Counsel and Corporate Secretary

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number	Description

99.1	PowerPoint slide presentation, dated April 22, 2016, relating to certain proxy matters.